UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2008

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 23, 2008, Sunoco Logistics Partners L.P.’s (the “Partnership”) issued a press release announcing its financial results for the 2007 fourth quarter and year-end. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 23, 2008, the board of directors (the “Board”) of Sunoco Logistics Partners LLC, a Pennsylvania limited liability company and general partner of the Partnership, appointed Philip L. Frederickson to serve as a member of the Board’s Audit/Conflicts Committee and Compensation Committee. Mr. Frederickson was previously elected to the Board on January 9, 2008.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 23, 2008, the Partnership’s general partner approved and executed Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of the Partnership. This amendment modifies the mechanism by which the capital accounts of all partners are maintained when the general partner’s incentive distribution rights are valued when calculating the enterprise value of the Partnership in the event of a follow-on offering of Partnership units.

The foregoing summary is qualified in its entirety by the amendment, a copy of which will be filed as an exhibit to the Partnership’s Annual Report on SEC Form 10-K for the year ended December 31, 2007. The Partnership currently anticipates filing this Form 10-K on or before February 29, 2008.

Item 7.01. Regulation FD Disclosure.

On January 23, 2008, the Partnership issued a press release announcing its financial results for the fourth quarter and year-end 2007. Additional information concerning the Partnership’s fourth quarter earnings was presented in a slide presentation to investors during a teleconference on January 24, 2008. A copy of the slide presentation is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this report, being furnished pursuant to Items 2.02 and 7.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Press release dated January 23, 2008.

99.2	Slide presentation given January 24, 2008 during investor conference.

Forward-Looking Statement

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ DANIEL D. LEWIS
Daniel D. Lewis Comptroller

January 24, 2008

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated January 23, 2008.

99.2	Slide presentation given January 24, 2008 during investor conference.